UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2025

Kenvue Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2025, Kenvue Inc. (the "Company") announced that Ellie Bing Xie, currently Kenvue’s Group President, Asia Pacific, will cease to serve in such role on July 14, 2025 (the “Asia Pacific Transition”).

Ms. Xie will remain with the Company through August 8, 2025, to assist with the transition of her duties. The Asia Pacific Transition, with respect to Ms. Xie, meets the conditions of the separation without “cause” provisions of the Executive Severance Pay Plan of Kenvue Inc. and U.S. Affiliated Companies (the “Severance Plan”) and Ms. Xie’s long-term incentive awards. Accordingly, subject to her execution of a release of claims in favor of the Company and its affiliates and her continuing compliance with her restrictive covenant obligations, Ms. Xie will receive the severance payments and benefits payable under the Severance Plan, and her long-term incentive awards will be treated in accordance with the terms of the applicable award agreements.

Item 7.01     Regulation FD Disclosure

The Company has appointed Anindya (Andy) Dasgupta as Group President, Asia Pacific, effective July 14, 2025. Mr. Dasgupta, a nearly 30-year global consumer products industry veteran, will join Kenvue to lead the Asia Pacific region, which contributed approximately $3 billion in Net sales in fiscal year 2024. With extensive leadership experience in health, nutrition, and food and beverage sectors across emerging and developed markets, Mr. Dasgupta has held senior-level regional and global roles across Europe, the United States, and Asia Pacific and brings expertise in commercial strategy, sales, marketing, and business development.

The information contained under Item 7.01 in this Current Report on Form 8-K is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.
Date: June 24, 2025	By:	/s/ Edward J. Reed
		Name: Title:	Edward J. Reed Vice President, Corporate Secretary